SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2007

CONSUMER PORTFOLIO SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)
CALIFORNIA		33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16355 Laguna Canyon Road, Irvine, CA 92618

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As of February 14, 2007, the registrant, Consumer Portfolio Services, Inc. ("CPS"), its wholly owned subsidiary Page Funding LLC ("Borrower") and UBS Real Estate Securities Inc. ("Senior Lender") amended and restated certain agreements governing an existing $200 million revolving warehouse credit facility, and entered into additional related agreements. Under this facility, CPS sells eligible receivables to the Borrower, which in turn pledges the receivables as collateral for borrowings from Senior Lender, represented by a variable funding note (the "Class A Note"). The amendments are similar to those effective January 12, 2007, with respect to the registrant’s other revolving warehouse credit facility, which amendments were reported in a current report on Form 8-K filed on January 17, 2007.

The material terms of the February 14 amendments and the additional agreements are these: (i) the Borrower has issued subordinated variable funding notes, Class B (the "Class B Notes") payable to The Patriot Group, LLC and Waterfall Eden Fund, LP, (ii) the Borrower may borrow up to an additional amount of $25 million in the aggregate on a revolving basis, represented by the Class B Notes, (iii) the Class B Notes are secured by a subordinated security interest in the receivables sold to the Borrower, (vi) the Class B Notes bear interest at the rate of 30-day LIBOR plus 5.50% per annum, (v) the maximum advance rate under the credit facility has increased to 93% of the aggregate principal amount of the pledged receivables, comprising 83% to the Senior Lender, and 10% to the additional lenders, and (vi) the indebtedness represented by the Class A Note and Class B Notes is due not later than 364 days after it is incurred. The $25 million maximum amount of Class B Notes is an aggregate maximum, applicable to each of the two revolving warehouse credit facilities and to both taken together.

CPS disclaims any implication that the agreements so amended are other than agreements entered into in the ordinary course of CPS's business.

ITEM 7.01 REGULATION FD DISCLOSURE

CPS is today making available one presentation consisting of 31 slides. A copy is attached as an exhibit. Although the exhibit is an update of a similar presentation that was made available, updated and corrected on August 7, 2006, August 30, 2006 and September 13, 2006, respectively (each as an exhibit to a current report on Form 8-K). CPS is not undertaking to update further any information contained in this presentation.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Neither financial statements nor pro forma financial information are filed with this report.

One exhibit is attached:

Exhibit Number	Description

99.1	Company Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: February 20, 2007	By:	/s/ Charles E. Bradley, Jr.
Charles E. Bradley, Jr. President and chief executive officer Signing on behalf of the registrant and as principal executive officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Company Summary.